Third Quarter 2022 Earnings Presentation www.ussteel.com October 27, 2022

Legal disclaimers These slides are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation as of and for the third quarter 2022. Financial results as of and for the periods ended September 30, 2022 provided herein are preliminary unaudited results based on current information available to management. They should be read in conjunction with the consolidated financial statements and Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may,” and similar expressions or by using future dates in connection with any discussion of, among other things, financial performance, the construction or operation of new and existing facilities or operating capabilities, the timing, size and form of share repurchase transactions, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, statements regarding our future strategies, products and innovations, statements regarding our greenhouse gas emissions reduction goals and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward- looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual report on Form 10-K for the year ended December 31, 2021 and those described from time to time in our future reports filed with the Securities and Exchange Commission. The investment in direct reduced-grade (DR) pellets and expected timeline described herein are subject to state and local support and receipt of regulatory permitting. References to “U. S. Steel,” “the Company,” “we,” “us,” and “our” refer to United States Steel Corporation and its consolidated subsidiaries, and references to “Big River Steel” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context. 2

Explanation of use of non-GAAP measures We present adjusted net earnings, before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings is a non-GAAP measure that excludes the effects of items that include: restructuring and other charges, asset impairment charges, losses (gains) on asset sold and previously held investments, gain on sale of Transtar, losses (gains) on debt extinguishment, pension de-risking, environmental remediation charges, tax impact of adjusted items, and other charges, net (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the effects of certain Adjustment Items. We present adjusted net earnings and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net earnings and adjusted EBITDA should not be considered a substitute for net earnings or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. We also present net debt, a non-GAAP measure calculated as total debt less cash and cash equivalents. We believe net debt is a useful measure in calculating enterprise value. 3

CURRENT LANDSCAPE CHALLENGES SOLUTION PATH FORWARD Advancing towards our Best for All® future 4 Bullish on U. S. Steel’s future Delivering on Best for All Transitioning to a less capital- and carbon- intensive business model while becoming the best steel competitor Balanced capital allocation framework Expanding competitive advantages Confident in our ability to execute our Best for All future, SAFELY Maintaining strong trade enforcement

ADVANCING TOWARDS OUR BEST FOR ALL FUTURE

6 6 Advancing towards our Best for All future Delivering for all our stakeholders Providing customers with profitable steel solutions for people and planet Delivering profitable solutions ✓ ✓ ✓ Growing competitive advantages Improving through-cycle performance Developing quality products & customer process solutions Best for people ✓ ✓ ✓ Leading safety performance Innovating for customers’ evolving needs Committed to a diverse, equitable, & inclusive culture Best for planet ✓ ✓ ✓ Committed to our 20% 2030 GHG goal1 Targeting net zero emissions by 20502 Delivering sustainable steels today3 More detail to follow 1 20% reduction in global greenhouse gas (GHG) emission intensity by 2030 for our scope 1 and scope 2 emissions, versus a 2018 baseline. 2 Targeting net zero carbon emissions by 2050 for our scope 1 and scope 2 emissions. 3 Our mini mill steelmaking is capable of producing steel with up to 70-80% less CO2 emissions compared to the traditional, integrated steelmaking process.

7 7 Advancing towards our Best for All future Growing competitive advantages LOW-COST IRON ORE MINI MILL STEELMAKING BEST-IN-CLASS FINISHING CAPABILITIES U. S. Steel’s Competitive Advantages:

8 8 Advancing towards our Best for All future Growing competitive advantages LOW-COST IRON ORE MINI MILL STEELMAKING BEST-IN-CLASS FINISHING CAPABILITIES U. S. Steel’s Competitive Advantages:

9 9 Advancing towards our Best for All future Expanding our iron ore capability Advantaged pig iron strategy Annual production of up to 500k tons Expected efficiency synergies at Gary Works Excess iron production at Gary Works to feed pig machine Unique solution to supply Big River Steel Expected to provide up to 50% of Big River Steel’s ore-based metallics needs PIG IRON AT GARY LOW-COST IRON ORE $60M Capital Spending ~500k Tons of Pig Iron Capability Run-rate EBITDA by ‘24~$30M

Advancing towards our Best for All future
Expanding our iron ore capability

Proceeding with DR-grade[1] pellet capability building at Keetac



DR-GRADE PELLETS

LOW-COST IRON ORE

Investing in DR-grade pellet capability

Enabling Keetac to create DR-grade pellets while maintaining flexibility to produce blast furnace-grade pellets

Maintaining optionality while serving the growing EAF market

Optionality to (1) sell DR-grade pellets to DRI/HBI producers and/or (2) use to feed a potential future DRI/HBI[2] investment

Modest capital investment

Investing ~$150 million to expand our low-cost iron ore advantage; continuing to prudently manage future capital spending in-line with strategic priorities

United States Steel Corporation

Note: Subject to state and local support and receipt of regulatory permitting. See "Legal disclaimers" slide.
[1] DR-grade = Direct Reduced-grade.
[2] DRI/HBI = Direct Reduced Iron / Hot Briquetted Iron.

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11 11 Advancing towards our Best for All future Growing competitive advantages LOW-COST IRON ORE MINI MILL STEELMAKING BEST-IN-CLASS FINISHING CAPABILITIES U. S. Steel’s Competitive Advantages:

Advancing towards our Best for All future
Expanding our mini mill steelmaking advantage

~$3B Capital Spending

~3M Tons of Raw Steel Capability

~$650M Run-rate EBITDA *by '26*


BR2
MINI MILL STEELMAKING

Comprehensive suite of finishing assets

Complementing the current Big River Steel footprint

Expanding our sustainable steel offering[1]

Reducing our carbon intensity

Improving our through-cycle financial performance

Targeting ~27% through-cycle EBITDA margin upon run-rate production

United States Steel Corporation

Note: BR2 (Big River 2), formerly referred to as Mini Mill #2.

[1] Our mini mill steelmaking is capable of producing steel with up to 70-80% less CO_2 emissions compared to the traditional, integrated steelmaking process.

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13 13 Advancing towards our Best for All future Growing competitive advantages LOW-COST IRON ORE MINI MILL STEELMAKING BEST-IN-CLASS FINISHING CAPABILITIES U. S. Steel’s Competitive Advantages:

Advancing towards our Best for All future
Capturing strategic market growth

~$450M Capital Spending

~200k Tons of Finishing Capability

~$140M Run-rate EBITDA *by '26*



BRS
BIG RIVER STEEL
NGO STEEL
BEST-IN-CLASS FINISHING CAPABILITY

Meeting the growing electric vehicle demand

Non-grain oriented (NGO) electrical steel grades needed to transform electrical power into useable energy

Investing where we have unique differentiation

Strategically located near a growing customer base

Higher through-cycle margin product mix

400 basis point improvement expected in through-cycle EBITDA margins[1]

United States Steel Corporation

[1] 400 basis point expansion based on previous through-cycle EBITDA margin expectations for current Big River Steel footprint of mid to high teens.

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Advancing towards our Best for All future
Capturing strategic market growth

~$280M Capital Spending

~325k Tons of Finishing Capability

~$60M Run-rate EBITDA *by ‘26*



COATING LINE

BEST-IN-CLASS FINISHING CAPABILITY

Expanding our presence in value-add construction

Galvalume steel for exposed building panels and other high-end applications

Improving our product mix in strategic markets

Hot-dipped galvanizing steel for appliance and construction



By output mix:

- Galvalume (75%)
- Galvanize (25%)

Dual coating line

United States Steel Corporation

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16 16 Advancing towards our Best for All future On-time and on-budget strategic projects Best-in-class finishing capabilities 2021 2022 2023 2024 2025+ BRS NGO line (3Q ‘21 – 3Q ‘23) BRS coating line (4Q ‘21 – 2Q ‘24) Mini mill steelmaking BR2 (1H ‘22 – ‘24) Strategic project timeline: Low-cost iron ore Gary pig (1H ‘22 – 1H ‘23) DR-grade pellets (2H ’22 – ‘24)1 Note: The investment in DR-grade pellets and expected timeline are subject to state and local support and receipt of regulatory permitting. 1 DR-grade pellet facility expected to be operational in late 2023 with first pellets produced in 2024. 2022 total capex is expected to be ≤ $2 billion 2023 total capex is expected to be ~$2.5 billion

17 17 Advancing towards our Best for All future Unlocking future earnings power BR2 MINI MILL STEELMAKING $650M Run-rate EBITDA by ‘26 NGO STEEL BEST-IN-CLASS FINISHING $140M Run-rate EBITDA by ‘26 COATING LINE BEST-IN-CLASS FINISHING $60M Run-rate EBITDA by ‘26 2022 20242023 2025 $830M 2026+ $880M $15M $230M Expected EBITDA contribution: BR2 NGO + Coating GARY PIG IRON LOW-COST IRON ORE $30M Run-rate EBITDA by ‘24 Gary Pig Iron Run-rate, through- cycle EBITDA

Balanced capital allocation approach
Creating value today with stock buybacks

Diluted-equivalent share count[1]

In million shares



-13%
~301M
263M
As of Sept. 30, 2021
As of Sept. 30, 2022

Stock buybacks supported by the free cash flow generation of the business:



$850M
$177M
Completed in 3Q 2022
$400M
Completed in 2Q 2022
$123M
Completed in 1Q 2022
$150M
Completed in 4Q 2021
Buybacks to Date
$500M stock buyback
(announced Jul. '22)
$500M stock buyback
(announced Jan. '22)
$300M stock buyback
(announced Oct. '21)

United States Steel Corporation

[1] This chart provides an approximation of quarter-end diluted-equivalent share count. Diluted-equivalent share counts presented consist of total shares issued and outstanding as of September 30, 2021, and September 30, 2022, plus the incremental dilutive impact of senior convertible notes, stock options, restricted stock units, and performance awards calculated for the quarter ended as of those dates. As of September 30, 2021 and September 30, 2022, shares issued and outstanding were approximately 270 million and 234 million, respectively. For September 30, 2021 and September 30, 2022, incremental dilutive shares used in this chart are 31 million and 29 million, respectively. For comparative purposes, the incremental dilutive shares for the quarter ended September 30, 2021 was calculated in accordance with FASB Accounting Standard Update 2020-06, which was adopted by the Company on January 1, 2022.

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THIRD QUARTER 2022 UPDATE Big River Steel non-grain oriented (NGO) electric steel line – on budget / on schedule for 3Q 2023 start up.

Third quarter 2022 update Improving on record safety performance 0.10 0.07 0.06 0.04 YTD 20222019 20212020 BLS - Iron & Steel: 0.70 Benchmark 1 : OSHA Days Away from Work 2 Safety first: Consecutive years of record-setting performance 201 Bureau of Labor Statistics – Iron & Steel 2020 data. 2 Occupational Safety and Health Administration (OSHA) Days Away from Work is defined as number of days away cases x 200,000 / hours worked. YTD as of October 27, 2022.

Reported Net Earnings (Loss) $ Millions Profit Margin: $1,543 $1,038 $891 $1,104 $516 3Q 2021 4Q 2021 3Q 20221Q 2022 2Q 2022 Adjusted Net Earnings (Loss) $ Millions Adjusted Profit Margin: $1,831 $1,524 $1,139 $1,422 $650 1Q 20223Q 2021 3Q 20224Q 2021 2Q 2022 Total Segment EBIT1 $ Millions Total Segment EBIT Margin1: $2,027 $1,728 $1,337 $1,620 $848 3Q 2021 2Q 20224Q 2021 1Q 2022 3Q 2022 Adjusted EBITDA2 $ Millions Adjusted EBITDA Margin2: $2,002 $1,069 $882 $978 $490 4Q 20213Q 2021 1Q 2022 2Q 2022 3Q 2022 34% 26% 31% 34% 19% 18% 27% 31% 17% 17% 22% 26% 16% 18% 23% 26% 9% 10% 12% 16% Third quarter 2022 update Financial updates 21Note: For reconciliation of non-GAAP amounts see Appendix. 1 Earnings (loss) before interest and income taxes. 2 Earnings (loss) before interest, income taxes, depreciation and amortization, and excluding adjustment items.

Flat-Rolled segment
Key statistics

Operating Statistics

	3Q 2021	4Q 2021	1Q 2022	2Q 2022	3Q 2022
Shipments: in 000s, net tons	2,328	2,032	1,947	2,365	2,176
Production: in 000s, net tons	2,634	2,181	2,205	2,424	2,265
Average Selling Price $ / net ton	$1,325	$1,432	$1,368	$1,339	$1,232

Segment EBITDA $ Millions



$1,135
$1,017
$636
$902
$631
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022

EBITDA Margin:	32%	30%	21%	23%	19%

EBITDA Bridge $ Millions, 3Q 2021 vs. 3Q 2022



$1,135
($220)
($177)
($116)
$9
$631
3Q 2021
Commercial
Raw Materials
Operating Costs
Other
3Q 2022

Commercial: The unfavorable impact is primarily the result of lower average realized prices and lower volumes.

Raw Materials: The unfavorable impact is primarily the result of higher coal and steelmaking additions costs.

Operating Costs: The unfavorable impact is primarily the result of increased costs for purchased products and services.

Other: The favorable impact is primarily the result of lower variable compensation and derivative gains partially offset by increased energy costs.

EBITDA Bridge $ Millions, 2Q 2022 vs. 3Q 2022



$902
($346)
$50
$27
($2)
$631
2Q 2022
Commercial
Raw Materials
Operating Costs
Other
3Q 2022

Commercial: The unfavorable impact is primarily the result of lower average realized prices and lower volumes.

Raw Materials: The favorable impact is primarily the result of lower scrap and additions costs.

Operating Costs: The favorable impact is primarily the result of lower planned outage costs.

Other: The change is not material.

United States Steel Corporation

Note: For reconciliation of non-GAAP amounts see Appendix.

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Mini Mill segment
Key statistics

Operating Statistics

	3Q 2021	4Q 2021	1Q 2022	2Q 2022	3Q 2022
Shipments: in 000s, net tons	608	559	507	615	529
Production: in 000s, net tons	750	681	601	750	616
Average Selling Price $ / net ton	$1,517	$1,490	$1,372	$1,331	$1,096

Segment EBITDA $ Millions



$464
$407
$318
$309
$40
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022

EBITDA Margin:	42%	41%	38%	31%	6%

EBITDA Bridge $ Millions, 3Q 2021 vs. 3Q 2022



$464
($372)
($64)
($11)
$23
$40
3Q 2021
Commercial
Raw Materials
Operating Costs
Other
3Q 2022

Commercial: The unfavorable impact is primarily the result of lower average realized prices and lower volumes.

Raw Materials: The unfavorable impact is primarily the result of higher metallics costs.

Operating Costs: The unfavorable impact is primarily the result of increased costs for purchased products and services.

Other: The favorable impact is primarily the result of lower variable compensation.

EBITDA Bridge $ Millions, 2Q 2022 vs. 3Q 2022



$309
($245)
($43)
$0
$19
$40
2Q 2022
Commercial
Raw Materials
Operating Costs
Other
3Q 2022

Commercial: The unfavorable impact is primarily the result of lower average realized prices and lower volumes.

Raw Materials: The unfavorable impact is primarily the result of higher metallics costs.

Operating Costs: No change.

Other: The favorable impact is primarily the result of lower variable compensation.

United States Steel Corporation

Note: For reconciliation of non-GAAP amounts see Appendix.

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U. S. Steel Europe segment Key statistics

Operating Statistics

	3Q 2021	4Q 2021	1Q 2022	2Q 2022	3Q 2022
Shipments: in 000s, net tons	1,064	1,028	1,110	1,067	867
Production: in 000s, net tons	1,274	1,181	1,088	1,216	946
Average Selling Price $ / net ton	$1,143	$1,075	$1,109	$1,217	$1,021

Segment EBITDA $ Millions



$418
$293
$287
$302
($12)
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022

	3Q 2021	4Q 2021	1Q 2022	2Q 2022	3Q 2022
EBITDA Margin:	33%	26%	23%	22%	(1%)

EBITDA Bridge $ Millions, 3Q 2021 vs. 3Q 2022



$418
($32)
($203)
($49)
($146)
($12)
3Q 2021
Commercial
Raw Materials
Operating Costs
Other
3Q 2022

Commercial: The unfavorable impact is primarily the result of lower volumes.

Raw Materials: The unfavorable impact is primarily the result of higher coal costs.

Operating Costs: The unfavorable impact is primarily the result of operating inefficiencies due to lower production and increased costs for purchased products and services.

Other: The unfavorable impact is primarily the result of the weakening of the Euro vs. the U.S. dollar and increased energy costs.

EBITDA Bridge $ Millions, 2Q 2022 vs. 3Q 2022



$302
($177)
($67)
($26)
($44)
($12)
2Q 2022
Commercial
Raw Materials
Operating Costs
Other
3Q 2022

Commercial: The unfavorable impact is primarily the result of lower average realized prices and lower shipments.

Raw Materials: The unfavorable impact is primarily the result of working through higher cost raw materials, particularly coal, that was procured at the onset of the Ukraine war.

Operating Costs: The unfavorable impact is primarily the result of operating inefficiencies due to lower production

Other: The unfavorable impact is primarily the result of the weakening of the Euro vs. the U.S. dollar and increased energy costs.

United States Steel Corporation
Note: For reconciliation of non-GAAP amounts see Appendix.
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Tubular segment
Key statistics

Operating Statistics

	3Q 2021	4Q 2021	1Q 2022	2Q 2022	3Q 2022
Shipments: in 000s, net tons	123	127	128	136	126
Production: in 000s, net tons	117	140	156	168	173
Average Selling Price $ / net ton	$1,702	$1,968	$2,349	$2,727	$3,217

Segment EBITDA $ Millions



$12
$42
$89
$119
$167
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022

EBITDA Margin:	3Q 2021	4Q 2021	1Q 2022	2Q 2022	3Q 2022
	5%	16%	29%	31%	39%

EBITDA Bridge $ Millions, 3Q 2021 vs. 3Q 2022



$12
$179
($4)
($5)
($15)
$167
3Q 2021
Commercial
Raw Materials
Operating Costs
Other
3Q 2022

Commercial: The favorable impact is primarily the result of higher average realized prices partially offset by continued low-priced imports.

Raw Materials: The unfavorable impact is primarily the result of higher metallics costs.

Operating Costs: The unfavorable impact is primarily the result of increased costs for purchased products and services and higher energy costs.

Other: The unfavorable impact is primarily the result of increased variable compensation.

EBITDA Bridge $ Millions, 2Q 2022 vs. 3Q 2022



$119
$40
$11
($6)
$3
$167
2Q 2022
Commercial
Raw Materials
Operating Costs
Other
3Q 2022

Commercial: The favorable impact is primarily the result of higher average realized prices.

Raw Materials: The favorable impact is primarily the result of lower metallics costs.

Operating Costs: The unfavorable impact is primarily the result of increased costs for purchased products and services and higher energy costs.

Other: The favorable impact is primarily the result of increased joint venture earnings.

United States Steel Corporation
Note: For reconciliation of non-GAAP amounts see Appendix.
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Operating Indefinitely Idled N o rt h A m e ri c a n F la t- R o ll e d T u b u la r E u ro p e MinntacIron ore pellets Keetac – 22.4 Cokemaking Clairton – 4.3 Gary BF #4 BF #6 BF #8 BF #14 1.5 7.5 Granite City BF ‘A’ BF ‘B’ 1.4 2.8 Mon Valley BF #1 BF #3 1.4 2.9 Košice BF #3BF #2BF #1 1.7 5.0 Fairfield EAF steelmaking / seamless pipe – 0.90 Lorain #3 seamless pipe 0.38 0.38 Lone Star #1 ERW #2 ERW 0.79 0.79 Idled Total Capability1 M in i M il l Big River Steel EAF #1 EAF #2 – 3.3 261 Raw steel capability, except at Minntac and Keetac (iron ore pellet capability), Clairton (coke capability), Lorain, and Lone Star (pipe capability). Global operating footprint Idled

Safely navigating current headwinds Recent blast furnace footprint adjustments BF #3 @ Mon Valley Works • Moved forward a 30-day outage from October to September to better align supply with the order book • BF remains temporarily idled BF #8 @ Gary Works • Temporarily idled due to market conditions and continued high levels of imports BF #2 @ U. S. Steel Europe • 60-day outage • Began September 4 • Originally planned for October 27Note: Gary Works #5 tin line is temporarily idled due to market conditions and elevated levels of tin product imports.

Cash and liquidity $938 $682 $138 $4,090 $2,750 9M 2022YE 2020YE 2019YE 2018 YE 2021 Cash from Operations $ Millions Cash and Cash Equivalents $ Millions Total Estimated Liquidity $ Millions Net Debt $ Millions $1,000 $749 $1,985 $2,522 $3,364 YE 2021YE 2018 YE 2019 YE 2020 9M 2022 $2,830 $2,284 $3,153 $4,971 $5,757 YE 2019 9M 2022YE 2020YE 2018 YE 2021 $1,381 $2,892 $2,902 $1,369 $558 YE 2018 YE 2020YE 2019 YE 2021 9M 2022 28Note: For reconciliation of non-GAAP amounts see Appendix.

APPENDIX

Additional Big River Steel LLC[1] summary data

$ millions

		3Q 2022
Income Statement	Customer Sales	$602M
	Intersegment Sales	$60M
	Net Sales	$662M
	EBIT[2]	$1M
Balance Sheet	Cash and cash equivalents	$303M
	Total Assets	$3,659M
	2029 senior secured notes	$720M
	Environmental revenue bonds	$752M
	Financial leases and all other obligations	$24M
	Fair value step up[3]	$122M
	Total Debt[3]	$1,618M
Cash Flow	Depreciation	$35M
	Capital Expenditures[4]	$89M

United States Steel Corporation

[1] Unless otherwise noted, amounts shown are reflected in Big River Steel LLC, the operating unit of the Big River Steel companies that reside within the Mini Mill segment. [2] Earnings before interest and income taxes. [3] The debt amounts reflect aggregate principal amounts. The fair value step up represents the excess of fair value over book value when Big River Steel was purchased. The fair value step-up is recorded in Big River Steel Holdings LLC. The fair value step up is shown as it is related to the debt amounts in Big River Steel LLC. [4] Excludes capital expenditures for BR2.

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Flat-Rolled ($ millions) 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Segment earnings before interest and income taxes $1,015 $890 $513 $777 $505 Depreciation and amortization 120 127 123 125 126 Flat-Rolled Segment EBITDA $1,135 $1,017 $636 $902 $631 U. S. Steel Europe ($ millions) 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Segment earnings before interest and income taxes $394 $269 $264 $280 ($32) Depreciation and amortization 24 24 23 22 20 U. S. Steel Europe Segment EBITDA $418 $293 $287 $302 ($12) Tubular ($ millions) 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Segment (loss) earnings before interest and income taxes $0 $30 $77 $107 $155 Depreciation and amortization 12 12 12 12 12 Tubular Segment EBITDA $12 $42 $89 $119 $167 Other ($ millions) 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Segment (loss) earnings before interest and income taxes ($2) ($31) $7 ($12) $21 Depreciation and amortization 0 0 0 0 1 Other Segment EBITDA ($2) ($31) $7 ($12) $22 Reconciliation of segment EBITDA Mini Mill ($ millions) 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Segment earnings before interest and income taxes $424 $366 $278 $270 $1 Depreciation and amortization 40 41 40 39 39 Mini Mill Segment EBITDA $464 $407 $318 $309 $40 31

Net Debt ($ millions) YE 2018 YE 2019 YE 2020 YE 2021 9M 2022 Short-term debt and current maturities of long-term debt $65 $14 $192 $28 $59 Long-term debt, less unamortized discount and debt issuance costs 2,316 3,627 4,695 3,863 3,863 Total Debt $2,381 $3,641 $4,887 $3,891 $3,922 Less: Cash and cash equivalents 1,000 749 1,985 2,522 3,364 Net Debt $1,381 $2,892 $2,902 $1,369 $558 Reconciliation of net debt 32

Reconciliation of reported and adjusted net earnings

($ millions)	3Q 2021	4Q 2021	1Q 2022	2Q 2022	3Q 2022	FY 2021
Reported net earnings attributable to U. S. Steel	$2,002	$1,069	$882	$978	$490	$4,174
Losses (gains) on debt extinguishment	26	10	—	—	(2)	290
Asset impairment charges	—	245	6	151	—	273
Restructuring and other charges	—	91	17	17	23	128
Gain on sale of Transtar	(506)	—	—	—	—	(506)
Losses (gains) on assets sold and previously held investments[1]	7	1	—	—	—	(118)
Pension de-risking	—	93	—	—	—	93
Environmental remediation charges	—	43	—	—	—	43
Other charges, net[2]	(12)	—	(2)	—	13	35
Tax effect of adjusted items[3]	121	(121)	(5)	(42)	(8)	(12)
Adjusted net earnings attributable to U. S. Steel	$1,638	$1,430	$898	$1,104	$516	$4,400

[1] The year ended December 31, 2021 consists of a gain of $111 million on the previously held investment in Big River Steel, a gain of $15 million for the sale of property, partially offset by a loss of $8 million on the sale of a subsidiary of USSE.

[2] The year ended December 31, 2021 includes the amortization of the step-up to fair value for acquired inventory ($24 million), acquisition-related costs ($9 million), and a net loss of $2 million related to unrealized mark-to-market movement from acquired derivatives.

[3] The tax impact of adjusted items was calculated through the first half of 2022 using a blended tax rate of 25% and for the third quarter of 2022 using a blended tax rate of 25% for domestic and 21% for USSE items.

Note: The reported net earnings attributable to U. S. Steel for the three months ended September 30, 2021, December 31, 2021, and March 31, 2022 include income tax benefits of $25 million, $513 million, and $7 million, respectively, from the reversals of net valuation allowances. The reported net earnings attributable to U. S. Steel for the year ended December 31, 2021 includes an income tax benefit of $633 million from the reversal of net valuation allowance. These items were presented as adjustments to arrive at Adjusted net earnings attributable to U. S. Steel in prior period presentations. The reconciliations for the three months ended September 30, 2021, December 31, 2021, and for the year ended December 31, 2021 presented above have been recast to reflect the removal of these adjustments in accordance with Securities and Exchange Commission guidance.

United States Steel Corporation
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Reconciliation of adjusted EBITDA ($ millions) 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Reported net earnings attributable to U. S. Steel $2,002 $1,069 $882 $978 $490 Income tax provision (benefit) 260 (54) 246 284 154 Net interest and other financial costs 80 130 (10) (8) (30) Reported earnings before interest and income taxes $2,342 $1,145 $1,118 $1,254 $614 Depreciation, depletion and amortization expense 196 204 198 198 198 EBITDA $2,538 $1,349 $1,316 $1,452 $812 Asset impairment charges ─ 245 6 151 ─ Restructuring and other charges ─ 91 17 17 23 Losses on assets sold & previously held investments 7 1 ─ ─ ─ Gain on sale of Transtar (506) ─ ─ ─ ─ Other charges, net (12) 42 (2) ─ 13 Adjusted EBITDA $2,027 $1,728 $1,337 $1,620 $848 34

INVESTOR RELATIONS Kevin Lewis Vice President 412-433-6935 klewis@uss.com Eric Linn Director 412-433-2385 eplinn@uss.com www.ussteel.com @USS_Investors